THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES FILED UNDER THE ACT AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER HEREOF THAT SUCH REGISTRATION IS NOT REQUIRED.

OPTION TO PURCHASE COMMON STOCK

OF

ARRAYIT DIAGNOSTICS, INC.

This Option 1.1 is issued to ____________, or her permitted registered assigns ("Registered Holder") by Arrayit Diagnostics, Inc., a Nevada corporation (“Company”) pursuant to the terms set forth below.

1.           Certain Definitions. The following terms shall have the meaning set forth below:

1.1           Board. The "Board" means the Board of Directors of the Company.

1.2           Change of Control. The term Change of Control means (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganizations, merger or consolidation), or (b) a sale of all or substantially all of the assets of the Company (including, for purposes of this section, intellectual property rights, which in the aggregate, constitute substantially all of the corporation’s material assets); unless, in each case, the Company’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the corporation’s acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity.

1.3           Company. The "Company" means Arrayit Diagnostics, Inc., a Nevada corporation.

1.4           Expiration Date. "Expiration Date" means the earlier of (x) _________, 20__, or (y) the closing of a Change of Control transaction, or, if earlier, the date and time determined under Section 5 of this Option.

1.5           Issue Date. "Issue Date" means the date of this Option.

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1.6           Purchase Price. "Purchase Price" means _________ per share ($___), as adjusted pursuant to the terms hereof.

1.7           Registered Holder. "Registered Holder" means __________ and her successors and assigns, and any other holder to whom this Option is transferred in accordance with the terms of this Option.

1.8           SEC.  "SEC" means the Securities and Exchange Commission of the United States of America.

1.9           Option. “Option” means this Option and Option(s) delivered in substitution or exchange therefore, as provided herein.

1.10         Option Stock. "Option Stock" means ___________ (__________) shares of Common Stock of the Company, as adjusted pursuant to the terms hereof.

2.          Exercise.  Subject to the terms of this Option and compliance with all applicable securities laws, Registered Holder may exercise this Option during the term, for up to _____________ (_________) shares at the expiration of each of the first, second, third and fourth six month anniversaries of the effective date of the Option agreement or at any time during the term of this Option agreement after the fourth six month anniversary, by surrendering this Option at the principal office of the Company, with the subscription form attached hereto duly executed by the Registered Holder (“Election Notice”), together with full payment of the sum obtained by multiplying (a) the number of shares of Option Stock the Registered Holder desires to purchase by (b) the Purchase Price as determined in accordance with the terms hereof. In lieu of payment in cash the Registered Holder may surrender a sufficient number of options at the then average closing ask price for the previous 10 trading days as payment for the Purchase Price. Any options remaining after this cashless surrender of options shall be considered paid in full. Registered Holder may exercise this Option for less than the full number of shares of Option Stock purchasable hereunder but must exercise this Option in increments of one hundred thousand (100,000) shares, as adjusted pursuant hereto, if the exercise is for less than all remaining Option Stock then exercisable hereunder. Upon Registered Holder's partial exercise, Registered Holder must surrender this Option, and the Company shall issue to the Registered Holder a new Option of the same tenor for purchase of the number of remaining shares of Option Stock not purchased. Registered Holder shall be deemed to have exercised this Option immediately prior to the close of business on the date of its surrender for exercise as provided above, and shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the Registered Holder a certificate or certificates for the number of whole shares of Option Stock issuable upon such exercise. No fractional shares may be issued upon any exercise of this Option.

3.          Fully Paid Shares. All shares of Option Stock the Company issues upon exercise of this Option shall be validly issued, fully paid and non-assessable.

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4.          Transfer and Exchange. Subject to the terms of this Option and compliance with all applicable securities laws, this Option and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon Registered Holder's surrender of this Option properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company shall issue and deliver to the Registered Holder a new Option or Options with respect to the shares of Option Stock not so transferred. Each taker and holder of this Option, by taking or holding the same, consents and agrees that this Option, when endorsed in blank, shall be deemed negotiable and that when this Option shall have been so endorsed, the person in possession of this Option may be treated by the Company, and all other persons dealing with this Option, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; but until a transfer of this Option is registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes. Notwithstanding the foregoing, this Option and the rights hereunder may not be transferred unless such transfer complies with all applicable securities laws and the provisions of Section 11 hereof.

5.          Adjustment of Purchase Price, Number of Shares and Expiration Date. The number or character of shares of Option Stock issuable upon exercise of this Option, the Purchase Price therefor and the Expiration Date shall be adjusted to the extent provided below upon occurrence of the following events:

5.1           Adjustment for Stock Splits, Stock Dividends, Recapitalization and Similar Events. The Purchase Price of this Option and the number of shares of Option Stock issuable upon exercise of this Option shall each be proportionally adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Company's Stock. For example, if i); there should be a 2-for-1 stock split of the Company's Stock, the Purchase Price of this Option shall be divided by two (2) and the number of shares of Option Stock purchasable under this Option shall be doubled, if ii), there should be a 1-for-2 reverse stock split of the Company stock, the Purchase Price of this Option shall be multiplied by two (2) and the number of shares of Option Stock purchasable under this Option shall be divided by two (2).

5.2.          Adjustment for Other Dividends and Distributions. If the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to its Common Stock payable in securities or other assets of the Company or any of its subsidiaries, then, and in each such case, the Registered Holder of this Option on exercise of this Option at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Option Stock issuable on such exercise prior to such date, the securities or such other assets to which such Registered Holder would have been entitled upon such date if such Registered Holder had exercised this Option immediately prior thereto (all subject to further adjustment as provided in this Option).

5.3           Liquidation; Dissolution. If the Company shall dissolve, liquidate or wind up its affairs, the Registered Holder shall have the right, but not the obligation, to exercise this Option effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Registered Holder in excess of the portion of the Purchase Price for the shares of Option Stock for which this Option is exercised, then the Registered Holder may, at its option, exercise this Option without making payment of such portion of the Purchase Price and, in such case, the Company shall, upon distribution to the Registered Holder, consider such portion of the Purchase Price to have been paid in full, and in making such settlement to the Registered Holder, shall deduct an amount equal to such portion of the Purchase Price from the amount payable to the Registered Holder.

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6.          No Impairment. The Company may not, by amendment of its Articles of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Option, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not set nor increase the par value (if any par value exists) of any shares of stock issuable upon the exercise of this Option above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Option Stock upon the exercise of this Option.

7.          Certificate as to Adjustments. In each case of any adjustment in either the Purchase Price or in the number of shares of Option Stock, or other stock, securities or property receivable on the exercise of this Option, the Treasurer of the Company shall, upon written request from Registered Holder, compute such adjustment in accordance with the terms of this Option and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Registered Holder.

8.          Notices of Record Date. In case:

(a)          Of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, any initial public offering of the Company's Common Stock, or any conveyance of all or substantially all of the assets of the Company to another entity in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

(b)          Of any voluntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company shall mail or cause to be mailed to the Registered Holder of this Option a notice specifying, as the case may be, the date on which a record is to be taken for the stated event at least ten (10) days prior to the effective or record date therein specified, as applicable.

9.          Loss or Mutilation. Upon Registered Holder’s delivery to the Company of evidence reasonably satisfactory to the Company of the ownership, and the loss, theft, destruction or mutilation, of this Option, and of indemnity reasonably satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Option, the Company shall execute and deliver to the Registered Holder in lieu thereof a new Option of like tenor.

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10.         Reservation of Option Stock. If at any time the number of authorized but unissued shares the Company's Common Stock or other securities shall not be sufficient to effect the exercise of this Option, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock or other securities to such number of shares of Common Stock or other securities as shall be sufficient for such purpose.

11.         Sale or Transfer of Option Stock. The Registered Holder of this Option, by acceptance hereof, agrees that the Registered Holder will not make any disposition of all or any portion of this Option unless and until (i) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (ii) the Registered Holder shall have notified the Company of the proposed disposition and, if reasonably requested by the Company, the Registered Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Option under the Act. The Company hereby agrees that the Company will not require such an opinion of counsel for transactions made in accordance with Rule 144 promulgated under the Act except in unusual circumstances. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer of all or any portion of this Option or the Option Stock by a Registered Holder if the Registered Holder is a partnership or limited liability company to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or member of such limited liability company, as the case may be, or to the estate of any such partner, retired partner or member, or the transfer by gift, will or intestate succession by any partner, retired partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such partner, retired partner or member or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Registered Holder hereunder.

12.         General Provisions.

12.1.  No Rights or Liabilities as Shareholder. This Option does not by itself entitle the Registered Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by Registered Holder to purchase Option Stock by exercise of this Option, no provisions of this Option, and no enumeration herein of the rights or privileges of the Registered Holder shall cause such Registered Holder to be a shareholder of the Company for any purpose by virtue hereof.

12.2.  Amendment.  The provisions of this Option may be modified at any time by agreement of the parties. Any such agreement hereafter made shall be ineffective to modify this Option in any respect unless in writing and signed by the parties against whom enforcement of the modification or discharge is sought.

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12.3.  Notices.  Any notice under this Option shall be in writing, and any written notice or other document shall be deemed to have been duly given (i) on the date of personal service on the parties, (ii) on the third business day after mailing, if the document is mailed by first class mail, (iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, or (iv) on the date of transmission if sent by telecopy or other means of electronic transmission resulting in written copies, with receipt confirmed. Any such notice shall be delivered or addressed to the parties at the addresses set forth below or at the most recent address specified by the addressee through written notice under this provision. Failure to conform to the above requirements shall not defeat the effectiveness of notice actually received by the addressee.

12.4.  Change; Waiver.  Any of the terms or conditions of this Option may be waived at any time by the party entitled to the benefit thereof, but no such waiver shall affect or impair the right of the waiving party to require observance, performance or satisfaction either of that term or condition as it applies on a subsequent occasion or of any other term or condition.

12.5.  Headings.  The headings in this Option are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.

12.6.  Law Governing.  The rights and obligations of the parties and the interpretation and performance of this Option shall be governed by the law of Nevada, excluding its conflict of laws rules.

Dated: As of _____________

Arrayit Diagnostics, Inc.
a Nevada corporation

By:
John Howell
Title: CEO & Board Chairman

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EXHIBIT 1

SUBSCRIPTION FORM

(To be executed only upon exercise of Option)

The undersigned Registered Holder of this Option irrevocably exercises this Option for the purchase of shares of Stock of , purchasable with this Option, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Option. The representations and optionies of the undersigned contained in Section 11 of this Option continue to be true and complete on the date hereof.

Dated:
(Signature of Registered Holder)

(Street Address)

(City) (State) (Zip)

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FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned Registered Holder of this Option hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Option, with respect to the number of shares of Option Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint Attorney to make such transfer on the books of maintained for the purpose, with full power of substitution in the premises.

Dated:	By:
(Registered Holder)

Name:
Title: